Subsequent Events	6 Months Ended	12 Months Ended
	Dec. 31, 2014	Jun. 30, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
10.	SUBSEQUENT EVENTS

Common Stock

From January 1, 2015 to February 9, 2015, the Company issued 105,000 shares of common stock to satisfy obligations under share subscription agreements for $35,000 and share subscription receivable for $15,000.

Anjo of SkyLake, Inc.

On October 7, 2014, Oxford City Football Club Inc.'s wholly owned subsidiary, Anjo of SkyLake, Inc. (“Anjo”), filed a complaint in the County Court for Palm Beach County, Florida, to evict a holdover tenant, Academy of Palm Beach (“Academy”), requesting past due rent, legal costs, and damages.

On January 1, 2015, we entered into a Settlement Agreement and Mutual Release with Anjo, Academy, Angela K. Artemik and John M. Artemik (collectively, “Artemik”). Under the terms of the settlement, we agreed to execute all documents confirming that Anjo is solely owned and operated by Artemik. In exchange, Anjo will execute a promissory note and mortgage in the amount of $149,079 in favor of Oxford City Football Club, Inc. Artemik agreed to use their best efforts to sell the mortgaged property to satisfy the promissory note and mortgage. The promissory note is due no later than June 30, 2015. In the event payment in the amount of $75,000 is made no later than February 27, 2015, we agreed to record a satisfaction of mortgage. The mortgage will also be personally guaranteed by Angela K. Artemik and John M. Artemik. All parties agreed to a mutual release of claims and stipulated to a dismissal of the action.

Asset Purchase Agreement

On February 12, 2015, the Company, entered into an Asset Purchase Agreement (the “Purchase Agreement”), by and between the Company and AlvaEDU, Inc., a Florida Corporation (“AlvaEDU”), pursuant to which the Company will acquire certain assets of AlvaEDU (the “Acquisition”).

Pursuant to the terms of the Purchase Agreement, at the closing of the Acquisition, the Company will acquire the operating assets, contracts, licenses, permits, trade names, intellectual property, customer lists and marketing data, software and goodwill from AlvaEDU (the “Assets”) for an aggregate purchase price of 28,000,000 shares of the Company’s restricted stock (the “Purchase Price”). The Company has also agreed to assume certain obligations, including ordinary course of business trade accounts, notes payable and leases, not to exceed $50,000 in value.

Also at closing, the Company has agreed to compensate Empire Global Financial Services, LLC or its assigns (“Empire”) on behalf of AlvaEDU a brokerage commission of $25,000 and 2,000,000 shares of the Company’s restricted stock or five year warrants to purchase such 2,000,000 shares of common stock at a total cost of $1,000, at the sole option of Empire.

Completion of the Acquisition is subject to customary closing conditions, including, but not limited to, the execution of a Management Agreement between the Company and Timothy Loudermilk on mutually agreeable terms, approval of the Acquisition by the majority of shareholders of AlvaEDU, the completion of due diligence and delivery of the Purchase Price and payments to Empire.

13.	SUBSEQUENT EVENTS

Common Stock

From July 1, 2014 to September 19 , 2014, the Company issued 406,665 shares of common stock to satisfy obligations under share subscription agreements for $376,995.

Stock Payable

From July 1, 2014 to September 19, 2014 the Company received $81,050 in cash in exchange for a common stock payable of 76,550 shares of common stock.